ASSET PURCHASE AGREEMENT

                                   Between



                      OMNIPLEX COMMUNICATIONS GROUP, LLC

                                  AS SELLER



                                     and



                          CCC GLOBALCOM CORPORATION
                          AND ITS PERMITTED ASSIGNS

                                   AS BUYER



                          Dated as of July __, 2001









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                               TABLE OF CONTENTS

                                                                            Page

ARTICLE 1  CERTAIN DEFINITIONS...............................................1

ARTICLE 2  SALE AND PURCHASE OF ASSETS.......................................5
  2.1 Transfer of Assets.....................................................5
  2.2 Assumed Liabilities; Excluded Liabilities..............................7
  2.3 Purchase Price.........................................................8
  2.4 Closing................................................................8

ARTICLE 3  REPRESENTATIONS AND WARRANTIES OF SELLER.........................10
  3.1 Organization and Good Standing........................................10
  3.2 Authority Relative to this Agreement..................................10
  3.3 Transfer of Assets....................................................10
  3.4 Legal Proceedings.....................................................10
  3.5 Compliance with Law...................................................10
  3.6 No Conflict...........................................................10
  3.7 Title to Assets.......................................................11

ARTICLE 4  REPRESENTATIONS AND WARRANTIES OF BUYER..........................11
  4.1 Organization..........................................................11
  4.2 Authority Relative to this Agreement..................................11
  4.3 Consents and Approvals; No Violations.................................11
  4.4 No Litigation.........................................................12
  4.5 Access................................................................12
  4.6 Condition of Purchased Assets.........................................12

ARTICLE 5  COVENANTS........................................................12
  5.1 Ordinary Course.......................................................12
  5.2 Reasonable Efforts....................................................12
  5.3 Fees and Expenses.....................................................13
  5.4 Submission for Court Approval.........................................13
  5.5 Business Records......................................................14
  5.6 Buyer Protection Provisions...........................................14
  5.7 Access for Inspections and Due Diligence..............................14
  5.8 Public Announcements..................................................14
  5.9 Confidentiality.......................................................14

ARTICLE 6  CONDITIONS.......................................................15
  6.1 Conditions to Each Party's Obligations................................15
  6.2 Conditions to Obligations of Buyer....................................15
  6.3 Conditions to Obligations of Seller...................................16
  6.4 Failure of Conditions.................................................16




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ARTICLE 7  TERMINATION AND AMENDMENT........................................17
  7.1 Termination...........................................................17
  7.2 Effect of Termination.................................................17
  7.3 Amendment.............................................................18
  7.4 Extension; Waiver.....................................................18

ARTICLE 8  ADDITIONAL POST-CLOSING COVENANTS................................18
  8.1 Further Assurances....................................................18
  8.2 Benefits Under Unassignable Contracts.................................18
  8.3 Seller's Employees....................................................18

ARTICLE 9  MISCELLANEOUS....................................................19
  9.1 Survival..............................................................19
  9.2 Notices...............................................................19
  9.3 Descriptive Headings..................................................20
  9.4 Counterparts..........................................................20
  9.5 Entire Agreement, Draftsmen...........................................20
  9.6 Governing Law.........................................................20
  9.7 Specific Performance..................................................20
  9.8 Assignment............................................................21
  9.9 Parties in Interest...................................................21
  9.10 Severability.........................................................21
  9.11 Exclusive Jurisdiction...............................................21


Exhibit A Form of Assignment and Assumption Agreement
Exhibit B Form of Assignment and Bill of Sale
Exhibit C Form of Legal Opinion of Seller's Counsel
Exhibit D Form of Seller's Certificate
Exhibit E Form of Buyer's Officer's Certificate
Exhibit F Form of Procedures Order

Schedule 1  List of Assumed Contracts
Schedule 2  Certain Fixed Assets




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                           ASSET PURCHASE AGREEMENT

     THIS ASSET PURCHASE AGREEMENT (this "Agreement") is entered into as of the _____ day of July, 2001, by and among CCC GlobalCom Corporation, a Nevada corporation, and its permitted assigns ("Buyer"), and Omniplex Communications Group, LLC, a Texas limited liability company, as debtor and debtor-in-possession ("Seller").

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, the Seller filed a voluntary petition for relief pursuant to chapter 11 of title 11 of the United States Code, 11 U.S.C. ss. 101 et seq., as amended (the "Bankruptcy Code"), in the United States Bankruptcy Court for the Eastern District of Missouri, Eastern Division (the "Bankruptcy Court") on or about February 28, 2001, and the Seller's bankruptcy case is currently pending and being administered under Case No. 01-42079-399 (the "Bankruptcy Case");

     WHEREAS, the business of the Seller comprises (i) a long distance resale business (the "LD Business"), and (ii) a local dial tone resale and service business as a Certified Local Exchange Carrier (the "CLEC Business", and collectively with the LD Business, the "Business"); and

     WHEREAS, Buyer has agreed to acquire from Seller, and Seller has agreed to sell to Buyer, the Purchased Assets (as defined below), on the terms and subject to the conditions set forth herein and in accordance with applicable provisions of the Bankruptcy Code.

     NOW, THEREFORE, in consideration of the premises, covenants, representations and warranties contained herein, and other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties agree as follows:

                                  ARTICLE 1
                             CERTAIN DEFINITIONS

     As used in this Agreement, the following terms shall have the meanings ascribed thereto:

     "Acquisition" means the acquisition by Buyer from Seller of the Purchased Assets.

     "Affiliate" shall mean, with respect to any Person, a Person which, directly or indirectly, controls, is controlled by, or is under common control with, the specified Person and any Person that would be deemed to be an "affiliate" or an "associate" of such Person, as those terms are defined in Rule 12b-2 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended.

     "Assumed Contracts" shall mean those leases and executory contracts identified on Schedule 1.




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     "Assumed  Liabilities"  shall  mean  (i) all  liabilities  and  obligations relating to the Assumed Contracts, but only to the extent said liabilities and obligations are attributable to obligations to be performed under the Assumed Contracts on or after the Closing Date, (ii) all liabilities and obligations for unpaid, post-petition sales and federal excise taxes related to the Business, including any such taxes relating to unbilled receivables, and (iii) an amount
payable   to  RFC   Capital   Corporation   (hereinafter,   the   "RFC   Assumed
Indebtedness"), equal to the lesser of (a) $6,500,000 of the debt owed by Seller to RFC Capital Corporation, plus the aggregate amount of pre-paid carrier payments made by Seller (or RFC Capital Corporation on behalf of Seller) within the forty-five (45) day period immediately preceding the Closing Date not to exceed $1,000,000 in the aggregate, as approved by an order approving the allowed secured claim of RFC Capital Corporation entered at or before the hearing on the Sale Motion, or (b) the amount of the actual indebtedness owed by the Seller to RFC Capital Corporation as of the Closing Date, excluding, however, in both calculations, all legal fees and expenses incurred by RFC Capital Corporation in connection with the Bankruptcy Case.

     "Bankruptcy Code" shall have the meaning set forth in the Recitals.

     "Bankruptcy Court" shall have the meaning set forth in the Recitals.

     "Bankruptcy Estate" shall mean the chapter 11 bankruptcy estate of Seller.

     "Bankruptcy Rules" shall mean the Federal Rules of Bankruptcy Procedure as supplemented by the Local Rules of Bankruptcy Procedure for the Eastern District of Missouri.

     "Bidding Procedures" shall mean the bidding procedures governing the sale of the Purchased Assets approved by the Bankruptcy Court and set forth in the Procedures Order.

     "Break-Up Fee" shall mean the fee in the amount of $150,000 payable to the Buyer in the event of the circumstances described and as more specifically defined in the Procedures Order.

     "Business Day" means any day other than Saturday, Sunday or a day on which national banks in Houston, Texas are authorized or required by law or other governmental action to close and are, in fact, so closed.

     "Buyer's Officer's Certificate" shall have the meaning set forth in Section 6.3(c).

     "Closing" shall have the meaning set forth in Section 2.4(a).

     "Closing Date" shall have the meaning set forth in Section 2.4(a).

     "Closing Escrow Funds" shall have the meaning set forth in Section 2.5.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Cure Amounts" shall mean the amounts, if any, payable to parties to cure defaults pursuant to ss.365(b)(1) of the Bankruptcy Code under the Assumed Contracts.



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     "Excluded  Assets" shall mean (i) any asset in possession of Seller that is not owned both legally and beneficially by Seller; (ii) the articles or certificates of organization, regulations, operating agreement, seals, and any related organizational documents and minute books of the Seller; (iii) all executory contracts, agreements, leases, and subleases that do not constitute Assumed Contracts; (iv) claims for insurance on Purchased Assets to the extent any such claims are not assignable; (v) retainer deposits for professional services; (vi) stock of direct or indirect subsidiaries, and other forms of equity in non-corporate subsidiaries; (vii) all causes of action of the Seller, except causes of action related to or having arisen from the Purchased Assets, including, without limitation, accounts, accounts receivable and sworn accounts of the Seller; and (viii) any avoidance actions under the Bankruptcy Code relating to the Bankruptcy Case.

     "Excluded Liabilities" shall mean all liabilities of the Seller or its Bankruptcy Estate that are not Assumed Liabilities, which Assumed Liabilities shall specifically exclude, without limitation, the following liabilities: (i) any federal, state and local income taxes, sales or use taxes, franchise taxes, payroll taxes and any other taxes and tax liability incurred by Seller prior to the Closing Date, (ii) all attorneys' and accountants' fees and expenses and any other fees and expenses incurred by Seller in connection with the consummation of the transactions contemplated hereby, (iii) all auctioneers', brokers', and other similar fees and expenses incurred by the Seller or its Bankruptcy Estate relating to the sale of the Purchased Assets to Buyer, (iv) all of Seller's liability and obligation related to or arising in connection with pre-paid debit cards and accounts issued in connection with or relating to the Business, and
(v) all causes of action against Seller, including, without limitation, those held by any of its officers, directors or stockholders.

     "Expense Reimbursement" shall mean Seller's reimbursement of Buyer's actual, documented, reasonable out-of-pocket costs and expenses incurred in furtherance of the Letter Agreement, this Agreement, the Acquisition and the offer contemplated by this Agreement, up to a maximum of $25,000 approved by the Bankruptcy Court and as more specifically set forth in the Procedures Order. Such reimbursable out-of-pocket costs and expenses shall include but not be limited to expenses incurred in the performance of due diligence, investigation, cooperating with Seller with respect to motions, orders, and participation in hearings, and reasonable attorney's fees and expenses incurred by Buyer in connection with such matters.

     "Governmental Entity" shall mean any federal, state, municipal or local court, legislature, governmental agency, commission or regulatory authority or instrumentality.

     "Instruments of Assignment and Assumption" shall have the meaning set forth in Section 2.4(b).

     "Intellectual Property" means all copyrights, patents, patent applications, service marks, trademarks, trade names, trade secrets, written know-how and all other similar proprietary data and intellectual property, and the goodwill associated therewith, used by Seller in connection with the Business.




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     "Letter Agreement" means that certain letter agreement, dated May 31, 2001, between Buyer and Seller relating to the matters contemplated by this Agreement, as amended by that certain letter dated June 4, 2001, executed by Buyer and Seller, and by the Procedures Order.

     "Lien" shall mean any lien, security interest, mortgage, pledge, charge, claim, conditional sales arrangement, adverse interests (whether legal or equitable) or encumbrance of any kind.

     "Material Adverse Change" shall mean any change, event or effect (or series of related changes, events or effects) occurring from or after June 30, 2001, which, when taken individually or together, has a material adverse effect on the Purchased Assets, taken as a whole. "Material Adverse Change" shall not be interpreted, however, to include a decline of 5% or less per month in the Seller's retail customer revenue.

     "Permits" shall mean, to the extent transferable, all licenses, permits, tariffs, authorizations, approvals and certifications issued by any Governmental Entity and owned by Seller and used by Seller in the operation of the Business.

     "Person" shall mean any individual, group, corporation, partnership or other organization or entity (including, without limitation, the Bankruptcy Estate and any Governmental Entity).

     "Procedures Order" shall mean that certain Order Approving Letter of Intent and Purchaser Protections and Establishing (i) the Form and Manner of Notice for Sale of the Debtor's Assets, (ii) Bid Procedures, and (iii) Other Related Provisions entered by the Bankruptcy Court on July 11, 2001, which, among other things, (1) approved the Letter Agreement attached as Exhibit "A" to that certain Expedited Motion for an Order Approving Letter of Intent and Purchaser Protection Provisions and Establishing (i) the Form and Manner of Notice for Sale of the Debtor's Assets, (ii) Bid Procedures, and (iii) Other Related Provisions, as modified by the Procedures Order, (2) sets forth certain Buyer Protection Provisions, including without limitation, the Break-Up Fee and the Reimbursable Expenses (as defined in the Procedures Order), and (3) sets forth a competing bid procedure with respect to the sale of the Purchased Assets by the Seller, a copy of which is attached hereto marked as Exhibit F, and incorporated herein by reference for all purposes.

     "Prorated Items" shall mean (i) personal property, real estate, occupancy, water and other similar ad valorem, property or use taxes ("Property Taxes"), if any, on or with respect to the Purchased Assets; (ii) post-petition sewer rents and charges for water, telephone, electricity and other utilities and fuel, to the extent that final meter readings cannot be arranged; and (iii) all other post-petition periodic charges applicable to periods both before and after the Closing normally prorated in connection with similar transactions.

     "Purchase Price" shall have the meaning set forth in Section 2.3(a).

     "Purchased Assets" shall have the meaning set forth in Section 2.1(a).




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     "Records"  shall  mean all books,  records,  customer  lists and  telephone numbers, account ledgers, sales and promotional literature, files, data, supplier lists, drawings, plans, specifications, job and bid files, computer files and, if assignable, software owned by the Seller, and all other records of the Seller relating to the ownership or operation of the Business, except records which are Excluded Assets or which relate exclusively to Excluded Assets.

     "Sale Order" shall have the meaning set forth in Section 5.4.

     "Seller's Certificate" shall have the meaning set forth in Section 6.2(c).

     "Tax" or "Taxes" shall mean any and all taxes, levies or other like assessments (including interest and penalties), including income, transfer, gross receipts, excise, property, sales, use, payroll and employment taxes, imposed by the United States, or any state, or local government or subdivision or agency thereof.

     "Tax Return" shall mean any report or return filed with any federal, state or local taxing authority with respect to Taxes imposed upon or attributable to the Purchased Assets.

     "Transaction Documents" means this Agreement and all bills of sale, assignment instruments and assumption instruments executed or delivered by the parties hereto at the Closing.

                                  ARTICLE 2
                         SALE AND PURCHASE OF ASSETS

      Section 2.1 Transfer of Assets.

     (a) On the Closing Date and pursuant to the terms and subject to the conditions of this Agreement, Seller shall sell, assign and convey to Buyer, and Buyer shall purchase and accept from Seller, all of the assets owned, leased or otherwise utilized by Seller in connection with Seller's LD Business and CLEC Business (the "Purchased Assets"), including without limitation, the following (to the extent that they are not Excluded Assets):

         (i) All of the fixed assets (including all machinery, equipment, furniture, fixtures, supplies and materials) owned by Seller, including but not limited to those fixed assets, machinery, equipment and fixtures listed on Seller's financial statements identified on Schedule 2 attached hereto;

         (ii)  All work in process and unbilled receivables of Seller;

         (iii) All accounts receivable, security deposits with landlords or other parties to Assumed Contracts, all rights to pre-paid carrier payments (including, without limitation, the right to receive any refunds for security deposits or other advance payments with the Seller's carriers), notes receivables and other obligations owing to Seller;




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         (iv)  The LD Business  and the CLEC  Business;

         (v) All customers lists and contract rights of Seller, including, without (v) All customers lists and contract rights of Seller, including, without limitation, all written or oral letters of agency of all local and long distance customers of Seller;

         (vi) All rights possessed or utilized by Seller with respect to all computer hardware and computer software owned, leased, licensed or otherwise utilized by Sellers;

         (vii) All rights possessed or utilized by Seller with respect to all existing or pending trade names, trade marks, service marks, copyrights, patents and other intellectual property and all marketing literature and other materials owned, licensed or otherwise utilized by Seller;

         (viii)All existing books and records of Seller through the Closing, including, without limitation, all of the books and records relating to the Seller's customer lists and/or otherwise related to the Purchased Assets in any way;

         (ix) All licenses, permits and certifications owned and/or held by Seller;

         (x)   All goodwill of Seller;

         (xi) Seller's name, "Omniplex," and any derivative thereof, its logo, assumed name or names of Seller, along with any common law, state or federal trademark rights to said names(s), logos or marks;

         (xii) Seller's interest in the Assumed Contracts;

         (xiii)All web sites, URL's and domain names;

         (xiv) All cash,  any rights of Seller to  receive  refunds of cash from
               any  party,   bank   accounts,   deposit   accounts,   negotiable
               instruments, or any kind, wherever located; and

         (xv)  All other property of Seller, wherever located.

     (b) On the terms and subject to the conditions of this Agreement, Seller shall transfer and assign to Buyer, and Buyer shall accept the assignment of, and assume and duly pay or perform, all of Seller's right, title and interest in the Assumed Contracts following the Closing Date.

     (c) Buyer is not acquiring, and Seller shall retain all right, title and interest in, any Excluded Assets.




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     (d) Buyer  acknowledges  that the  transfer  of Seller's  right,  title and interest in certain of the Purchased Assets may require the consent of other parties, which Seller agrees to use its reasonable best efforts to obtain prior to the Closing.

      Section 2.2 Assumed Liabilities; Excluded Liabilities.

     (a) Buyer shall assume and duly pay or perform, and shall hold Seller harmless and indemnify Seller from and against, the Assumed Liabilities. Buyer shall not assume, and shall not be deemed to have assumed, the Excluded Liabilities, and Seller shall hold Buyer harmless and indemnify Buyer from and against the Excluded Liabilities.

     (b) The Assumed Contracts shall, under ss.365 of the Bankruptcy Code, be assumed by Seller and assigned to Buyer at Closing, pursuant to the Sale Order entered by the Bankruptcy Court in the Bankruptcy Case. Buyer shall not assume or take an assignment of any other leases or contracts, unless otherwise agreed to in writing prior to Closing. By the Sale Motion, Seller shall also request that the Bankruptcy Court establish the amounts of the Cure Amounts related to the Assumed Contracts in the amounts set forth on Schedule 1 attached hereto. Buyer agrees to pay to the parties to the respective Assumed Contract that is owed a Cure Amount the amount set forth on Schedule 1 at the Closing, provided, however, that if the Cure Amounts exceed such amounts set forth on Schedule 1, then the Seller shall pay such excess at the Closing, and in the event the Seller is unable to do so, then the Buyer may, in its sole discretion, (i) pay the excess, or (ii) terminate this Agreement. Seller shall otherwise be responsible to cure all non-monetary defaults under such Assumed Contracts in connection with the assumption and assignment on or before the Closing Date.

     (c) With respect to the allowed secured claim of RFC Capital Corporation, which shall constitute a part of the Purchase Price, the Seller shall request that the Bankruptcy Court establish such allowed secured claim by Final Order of the Court entered prior to the Closing Date. This relief shall be requested in the Sale Motion. In no event shall the allowed secured claim exceed the lesser of (i) $6,500,000 of the debt owed by Seller to RFC Capital Corporation, plus the aggregate amount of pre-paid carrier payments made by Seller (or RFC Capital Corporation on behalf of Seller) within the forty-five (45) day period immediately preceding the Closing Date not to exceed $1,000,000 in the aggregate, or (ii) the amount of the actual indebtedness owed by the Seller to RFC Capital Corporation as of the Closing Date, excluding, however, in both calculations, all legal fees and expenses incurred by RFC Capital Corporation in connection with the Bankruptcy Case.

      Section 2.3 Purchase Price.

     (a) In consideration for the sale and transfer of the Purchased Assets and the assignment of Seller's rights under the Assumed Contracts, Buyer shall (i) assume the Assumed Liabilities and the obligations of the Seller under the Assumed Contracts, (ii) assume the allowed secured claim of RFC Capital Corporation in an amount agreed to by Buyer and RFC Capital Corporation not to exceed $6,500,000, plus the aggregate amount of pre-paid carrier payments made by Seller (or RFC Capital Corporation on behalf of Seller) within the forty-five
(45) day period immediately  preceding the Closing Date not to exceed $1,000,000




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in the aggregate,  on terms  satisfactory to Buyer, in its sole discretion,  and
(iii) pay Seller cash in an amount not to exceed $250,000 (collectively, the "Purchase Price").

     (b) The Purchase Price shall be adjusted for the Prorated Items as specified below; provided, however, that in no event shall the cash portion of the Purchase Price be increased to an amount in excess of $250,000. Seller and Buyer shall prorate (by estimation, if necessary) the Prorated Items as of the Closing Date, on the basis of the actual number of days each party had possession or use during the calendar year or, where the billing is for a lesser period, during such period, except for those Prorated Items where it is possible to prorate by actual usage. Personal property, real estate and ad valorem taxes for 2001 shall be prorated on the basis of the allocation of the Purchase Price to such taxable items as mutually agreed to by Seller and Buyer on or before the Closing, adjusted to reflect changes in assessments or rates of taxes known to be in effect for 2001. Buyer shall be responsible for paying any Prorated Items when and as they become due. All prorations shall be made at the Closing Date shall be final and binding on Seller and Buyer.

      Section 2.4 Closing.

     (a) Upon the terms and subject to the conditions of this Agreement, the consummation of the transactions contemplated by this Agreement (the "Closing") will take place as soon as practicable following satisfaction (or waiver, if permissible) of the conditions set forth in Article 6 hereof, at 10:00 a.m., at the offices of Sandberg, Phoenix & von Gontard, P.C., but in any event on or before August 13, 2001, or at such later date, time and/or place as shall be mutually agreed upon by the parties. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     (b) At the Closing, Seller shall deliver or cause to be delivered to Buyer the following: (i) duly executed instruments of assignment and assumption of the Assumed Contracts substantially in the form of Exhibit A hereto ("Instruments of Assignment and Assumption"); (ii) duly executed bills of sale and assignment to Buyer in substantially the form of Exhibit B hereto; (iii) a legal opinion from Seller's counsel, Sandberg, Phoenix & von Gontard, P.C., in the same form and substance as the letter attached hereto as Exhibit C effective as of the Closing Date; (iv) documentary evidence reasonably satisfactory to Buyer that Seller has paid, or made arrangement to pay, all Cure Amounts required to be paid by Seller pursuant to this Agreement; and (v) such other instruments and documents as are required by any other provision in this Agreement or are necessary to convey title to any of the Purchased Assets to Buyer.

     (c) At the Closing, Buyer shall deliver to Seller the following: (i) the cash portion of the Purchase Price in immediately available funds by wire transfer to an account or accounts at a United States bank or banks, as specified in writing by Seller at least one Business Day prior to the Closing; and (ii) such documents and instruments as reasonably are required to evidence the assumption of the Assumed Liabilities.

     (d) At Closing, Seller agrees to provide Buyer with fully executed and duly authorized articles of amendment to their articles of organization, such




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amendment  changing  the name of Seller so as not to include  "Omniplex"  or any portion thereof. Seller shall also provide to Buyer all filing fees required in connection with the foregoing. Buyer agrees that it will promptly file articles of amendment with the Secretary of State of the state of Seller's organization and promptly deliver to Seller the articles of amendment stamped "filed" by the
Secretary  of  State.  Following  the  Closing,   Seller  agrees  that  it  will
discontinue any and all uses of such names or names similar thereto. Seller also agrees to file a motion with the Bankruptcy Court in the Bankruptcy Case seeking to change the caption and style of the Chapter 11 case so as to reference the new name of Seller and delete any reference to the name "Omniplex" or any portion thereof, and shall diligently prosecute such motion.

     Further, Seller agrees to execute and deliver, from time to time after the Closing, such consents or other instruments as may be necessary or convenient to facilitate the use and enjoyment of the name "Omniplex" by Buyer.

     Section 2.5 Closing Escrow Funds. Contemporaneously with the entry of the Sale Order by the Bankruptcy Court, Buyer shall deposit in escrow with Sellers' counsel, Sandberg, Phoenix & von Gontard, P.C., the sum of $100,000 (said sum being the "Closing Escrow Funds"). If this Agreement is terminated for any reason, other than by Seller pursuant to Section 7.1(f), the Closing Escrow Funds shall be delivered to Buyer. If this Agreement is terminated by Seller pursuant to Section 7.1(f), the Closing Escrow Funds shall be delivered to Seller. At the Closing, the Closing Escrow Funds shall be credited against the Purchase Price to be delivered to Seller at the Closing.

                                  ARTICLE 3
                   REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller represents and warrants to Buyer as follows:

     Section 3.1 Organization and Good Standing. Seller is a limited liability company duly organized and validly existing under the laws of the jurisdiction of its organization. Seller has all requisite power to carry on its business as it is now being conducted and to own, lease or otherwise hold the Purchased Assets owned, leased or held by it.

     Section 3.2 Authority Relative to this Agreement. Subject to the review and approval of the Bankruptcy Court, Seller has full authority in its capacity as a chapter 11 debtor-in- possession to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Seller and, subject to the review and approval of the Bankruptcy Court, constitutes a valid and binding obligation of the Seller enforceable against it in accordance with the terms hereof, except as may be limited by applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally and subject to general principles of equity.

     Section 3.3 Transfer of Assets. At the Closing, Seller will deliver to Buyer all of the Purchased Assets subject to the terms of the Sale Order. Buyer acknowledges that Seller has no authority to convey any asset pursuant to this Agreement other than that authority specifically granted by the United States Bankruptcy Court.

     Section 3.4 Legal Proceedings. Except for the Bankruptcy Case, there are no legal proceedings pending or, to the knowledge of Seller, threatened that question the validity of this Agreement or any other Transaction Document to which any Seller is a party or any action taken or to be taken by Seller in connection with the consummation of the transactions contemplated hereby or thereby.

     Section 3.5 Compliance with Law. Except for violations of law asserted in the legal proceedings referred to in Section 3.4, Seller is in compliance with all federal, state and local laws, regulations, permits, orders and decrees, including those relating to protection of the environment and employee health and safety ("Legal Requirements"), except for any failure to comply which would not, alone or in the aggregate, have a material adverse effect on the Purchased Assets.

     Section 3.6 No Conflict. Assuming the approval of this Agreement by the Bankruptcy Court, neither the execution and delivery of this Agreement or the Transaction Documents to which Seller is a party, nor the consummation by Seller of the transactions contemplated herein and therein, nor the compliance by Seller with any of the provisions hereof or thereof will (with or without the giving of notice or the passage of time) (i) violate, conflict with, result in a breach of, or constitute a default under (x) the articles organization, regulations or operating agreement of Seller or (y) any contract, agreement, instrument, security, lease or license to which Seller is a party or by which it or any of its assets or properties may be bound, or (ii) violate any law, regulation or any order of any Governmental Entity applicable to Seller or any of its assets other than, in the case of clause (i), any violation, conflict, breach or default which, individually or in the aggregate, would not materially adversely affect the Purchased Assets or materially impair or delay the ability of Seller to perform its obligations hereunder.

     Section 3.7 Title to Assets. Except for lessors' or licensors' interests in assets leased or licensed by Seller, Seller has good and valid title to all Purchased Assets, free and clear of all Liens and upon transfer of the Purchased Assets by Seller to Buyer in accordance herewith, Buyer shall have good and valid title thereto free and clear of all liens, claims and encumbrances except as stated herein.

                                  ARTICLE 4
                   REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer represents and warrants to Seller as follows:

     Section 4.1 Organization. Buyer is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada.

     Section 4.2 Authority Relative to this Agreement. Buyer has full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by Buyer and the consummation by Buyer of the transactions contemplated by this Agreement have been duly and validly authorized by all necessary corporate action of Buyer, and no other corporate proceedings on the part of Buyer are necessary to authorize this Agreement or to consummate the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by Buyer and constitutes a valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally and subject to general principles of equity.

     Section 4.3 Consents and Approvals; No Violations. Subject to entry of the Sale Order, no filing with, and no permit, authorization, consent or approval of, any Governmental Entity is necessary for the consummation by Buyer of the transactions contemplated by this Agreement. Neither the execution and delivery of this Agreement by Buyer nor the consummation by it of the transactions contemplated by this Agreement nor compliance by it with any of the provisions hereof will (i) conflict with or result in any breach of any provision of the articles of incorporation or bylaws of Buyer, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, contract, agreement, permit, license, lease, purchase order, sales order, arrangement or other commitment or obligation to which Buyer is a party or by which Buyer or any of its properties or assets may be bound, or (iii) violate any order, writ, injunction, decree, statute, treaty, rule or regulation applicable to Buyer, except in the case of clauses (ii) or (iii) for violations, breaches or defaults which would not, individually or in the aggregate, prevent or delay the consummation of the transactions contemplated by this Agreement.

     Section 4.4 No Litigation. As of the date hereof, there is no claim, action or proceeding pending or, to the knowledge of Buyer, threatened, nor is there outstanding any writ, order, decree or injunction, that (i) calls into question the authority or right of Buyer to enter into this Agreement and consummate the transactions contemplated hereby, or (ii) would otherwise prevent or delay the transactions contemplated by this Agreement.

     Section 4.5 Access. Buyer acknowledges that Seller has provided Buyer with such access to Seller's premises, books, records, assets, and personnel as Buyer has requested. Buyer further acknowledges that it is in the business of providing, among other things, telecommunications services similar to those provided by Seller and fully understands the business risks inherent in acquiring assets in the telecommunications industry.

     Section 4.6 Condition of Purchased Assets. Buyer represents and agrees that at the Closing it will accept the Purchased Assets in their AS IS, WHERE IS CONDITION, WITH ALL FAULTS, except as otherwise expressly set forth in this Agreement.

                                  ARTICLE 5
                                  COVENANTS

     Section 5.1 Ordinary Course. From the date hereof until the Closing Date, the Business shall be conducted in the ordinary course consistent with Seller's post-petition practices (including, without limitation, (i) the performance of all of Seller's post-petition obligations under the Assumed Contracts, and (ii) the collection of accounts receivable of the Business and the use of such proceeds in accordance with the post-petition financing orders entered in the Bankruptcy Case), unless an action outside the ordinary course of the Business has been approved by the Bankruptcy Court. Seller shall not make commitments for any additional contracts for network capacity service or any individual capital expenditure in excess of $20,000 in total, without prior notification of and written approval from Buyer, which shall not be unreasonably withheld, delayed or conditioned.

     Section 5.2 Reasonable Efforts. Upon the terms and subject to the conditions of this Agreement and any order of the Bankruptcy Court, each of the parties hereto agree to use its reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary or advisable under applicable laws and regulations and consistent with Seller's duties to consummate and make effective the transactions contemplated by this Agreement as promptly as practicable, including without limitation: (i) making appropriate filings with the Bankruptcy Court and taking such other actions reasonably necessary in connection with the application for the Sale Order; (ii) preparing and filing all other forms, registrations, consents and notices required to be filed with governmental authorities and others to consummate the transactions contemplated by this Agreement; and (iii) obtaining as promptly as possible all consents, estoppels, confirmations, authorizations, orders or approvals from each and every third party, whether private or governmental, required in connection with the transactions contemplated by this Agreement, except where the failure to obtain such consent would not have a material adverse affect on the Acquisition or the Buyer's ability to operate the Business after the Closing Date.

     Section 5.3 Fees and Expenses. Except as otherwise provided in this Agreement, whether or not the transactions contemplated by this Agreement are consummated, Seller, on the one hand, and Buyer, on the other hand, shall bear its own fees and expenses incurred in connection with the transactions contemplated by this Agreement.

     Section 5.4 Submission for Court Approval. Buyer and Seller hereby acknowledge that Seller is currently a debtor in possession in the Bankruptcy Case. Seller shall, within three (3) Business Days from the date of execution of this Agreement, file a motion with the Bankruptcy Court pursuant to Federal Rule of Bankruptcy Procedure 9013 and Sections 363 and 365 of the Bankruptcy Code (the "Sale Motion") seeking, inter alia, (i) approval of this Agreement and entry of an order approving the sale of the Purchased Assets to Buyer, free and clear of all Liens, claims, interests and encumbrances pursuant to Section 363 of the Bankruptcy Court, (ii) assumption and assignment of the Assumed Contracts and establishing the amount of the Cure Amounts related thereto under Section 365 of the Bankruptcy Code, and (iii) an order approving the allowed secured claim of RFC Capital Corporation, not to exceed $6,500,000, plus the aggregate amount of pre-paid carrier payments made by Seller (or RFC Capital Corporation on behalf of Seller) within the forty-five (45) day period immediately preceding the Closing Date not to exceed $1,000,000 in the aggregate. Buyer and Seller shall use their best efforts to obtain Bankruptcy Court approval of the Sale Motion as soon as practicable; provided, however, if a Final Order* of the

 --------
* For purposes of this Agreement, "Final Order" shall mean any order or judgment of the Bankruptcy Court which has not been reversed, stayed, modified, or amended and is not subject to appeal or rehearing and as to which the time to appeal or seek review, rehearing, revision, or relief shall have expired, or which may be enforced in accordance with the Bankruptcy Code or the Bankruptcy Rules in the event no motion for stay pending appeal is granted or bond is approved and filed where a notice of appeal has been filed.

Bankruptcy Court is not obtained on or before August 13, 2001, or such other date as may be agreed to by Buyer and Seller, Buyer may terminate the Acquisition. The Auction, as provided in the Procedures Order, shall occur on or before August 2, 2001, or such other date as may be agreed to by Buyer and Seller. This Agreement shall be subject to entry of a Final Order of the Bankruptcy Court (the "Sale Order") approving the (i) the Sale Motion, (ii) this Agreement, (iii) the sale of the Purchased Assets to Buyer free and clear of all Liens, except the liens of RFC Capital Corporation to the extent securing the payment of the RFC Capital Corporation Assumed Indebtedness, (iv) the assumption and assignment of the Assumed Contracts (with all Cure Payments to be paid by Seller prior to Closing), and (v) approving the allowed secured claim of RFC Capital Corporation, not to exceed $6,500,000, plus the aggregate amount of pre-paid carrier payments made by Seller (or RFC Capital Corporation on behalf of Seller) within the forty-five (45) day period immediately preceding the Closing Date not to exceed $1,000,000 in the aggregate. As a condition to Buyer's obligation to consummate the Acquisition, the Bankruptcy Court shall have entered a Final Sale Order in a form and substance acceptable to Buyer as to which no appeals or motions for rehearing are pending and as to which no stay is issued and the time for filing same has expired; provided, however, that if an appeal or motion for rehearing is pending, Buyer may waive the requirement for a Final Sale Order and close the Acquisition provided there is no stay of the effects of such Final Sale Order. The Final Sale Order shall specifically determine that the Buyer is acting in good faith, and entitled to the protections of Section 363 (m) of the Bankruptcy Code. Unless waived by Buyer or denied by the Bankruptcy Court, the Final Sale Order shall also contain a provision that makes it effective immediately, and shall not be subject to any stay under Rules 6004(g) and 6006(d) of the Federal Rules of Bankruptcy Procedure.

     Section 5.5 Business Records. Buyer shall have the right to receive all Records related to the Purchased Assets and shall retain such Records in accordance with Seller's record retention plan as required by the United States Trustee or as otherwise required by law from time to time hereafter but, in any event, Records shall either be retained until the bankruptcy case of Seller is closed or, if Buyer so elects, Buyer may return any records that Buyer does not want to retain to Seller. From and after the Closing, Buyer shall permit Seller to have access to, and make copies of, any or all of the Records at Buyer's business location from time to time, during regular business hours upon reasonably prior written notice to Buyer, as Seller may reasonably request; provided that such access shall not unreasonably interfere with Buyer's business operations. Buyer acknowledges that Seller's records may be incomplete and that Seller makes no representations or warranties of any kind regarding the content of any Records.

     Section 5.6 Buyer Protection Provisions. As a condition to Buyer's participation in the Acquisition described in this Agreement, Seller shall provide Buyer those protections (collectively, the "Buyer Protection Provisions"), explicitly set forth in the Procedures Order, which Procedures Order is incorporated herein by reference and made a part of this Agreement as if it were set forth verbatim in this Section 5.6.

     Section 5.7 Access for Inspections and Due Diligence. Seller will, upon the execution of this Agreement and continuing until the earlier of the Closing Date or the termination of this Agreement, provide Buyer with access, during regular business hours and upon prior notice, to the Purchased Assets, Seller's offices, and all information and documentation in Seller's possession related to the Purchased Assets reasonably requested by Buyer or Buyer's counsel for inspection and due diligence purposes (the "Due Diligence Review"). Promptly upon Buyer's request, Seller shall provide Buyer with true and correct copies of the Assumed Contracts.

     Section 5.8 Public Announcements. All public announcements or statements concerning this Agreement and the transactions contemplated herein shall be jointly approved by Buyer and Seller. If the parties are unable to agree on a public statement or announcement following the execution of this Agreement, and Seller or Buyer determines, after consultation with counsel, that such statement or announcement is required by law, then Seller or Buyer, as the case may be, may issue such statement or announcement.

     Section 5.9 Confidentiality. All information furnished by Seller to Buyer in connection with the Due Diligence Review shall be held by Buyer as proprietary information of Seller (the "Proprietary Information"). The Proprietary Information shall not include, however, information that has been disclosed to the public by Seller. Any Proprietary Information that is subsequently disclosed to the public by Seller shall lose its character as proprietary information at the time of disclosure. Buyer and Seller shall, and shall cause each of their respective directors, officers, partners, employees, representatives and agents, to hold in strictest confidence and not use in any manner whatsoever, other than as contemplated by this Agreement, any confidential information of the other party, including any trade secrets or other information not generally available to the public, except to the Bankruptcy Court and creditors in the Bankruptcy Case, and their professionals and advisors.

                                  ARTICLE 6
                                  CONDITIONS

     Section 6.1 Conditions to Each Party's Obligations. The respective obligations of each party to effect the transactions contemplated by this Agreement shall be subject to the satisfaction at or prior to the Closing of the following conditions:

     (a) There shall not be in effect any order of any Governmental Entity staying the consummation of the transactions contemplated by this Agreement.

     (b) The Bankruptcy Court shall have entered the Sale Order in accordance with the terms of this Agreement on or before August 2, 2001.

     Section 6.2 Conditions to Obligations of Buyer. The obligation of Buyer to effect the transactions contemplated by this Agreement shall be further subject to the satisfaction at or prior to the Closing of the following conditions:

     (a) The representations and warranties of Seller set forth in Article 3 shall be true and correct in all material respects as of the Closing Date with the same effect as though such representations and warranties had been made at and as of the Closing Date, other than representations and warranties that expressly speak as of a specific date (which need only be true and correct as of such date).

     (b) Seller shall have performed in all material respects all obligations required to be performed by Seller under this Agreement at or prior to the Closing.

     (c) Buyer shall have received from Seller a certificate executed by Seller, dated the Closing Date, to the effect of (a) and (b) above (the "Seller's Certificate"), the form of which is attached hereto as Exhibit D.

     (d) There shall not have occurred any Material Adverse Change.

     (e) Buyer shall have been satisfied with the results of its due diligence review and investigation of the Seller and the Purchased Assets up to the date of Closing.

     (f) RFC Capital Corporation shall have issued a written commitment to Buyer, acceptable to Buyer in its sole discretion, to fund the Acquisition.

     (g) The Bankruptcy Court shall have entered an order allowing the secured claim of RFC Capital Corporation in an amount not to exceed $6,500,000, plus the aggregate amount of pre-paid carrier payments made by Seller (or RFC Capital Corporation on behalf of Seller) within the forty-five (45) day period immediately preceding the Closing Date not to exceed $1,000,000 in the aggregate, for purposes of determining the Purchase Price, in accordance with and subject to the terms of this Agreement.

     (h) Seller shall have obtained all consents and approvals of governmental authorities and regulatory authorities, and other persons, as are necessary in connection with the consummation of the Acquisition, including without limitation, the Sale Order.

     (i)  Buyer  shall  have  entered  into   satisfactory   arrangements   with
telecommunications carriers to carry the traffic of Seller.

     (j) Buyer shall have determined that the books and records of Seller are in a condition such that they can be audited for inclusion in any required SEC filings by Buyer.

     (k)  Buyer   shall  have   obtained   all   regulatory   approvals   and/or
licenses/permits that may be required in connection with the Acquisition and the operation of the business, if any.

     Section 6.3 Conditions to Obligations of Seller. The obligation of Seller to effect the transactions contemplated by this Agreement shall be further subject to the satisfaction at or prior to the Closing of the following conditions:

     (a) The representations and warranties of Buyer set forth in Article 4 shall be true and correct in all material respects as of the Closing Date with the same effect as though such representations and warranties had been made at and as of the Closing Date, other than representations and warranties that speak as of a specific date (which need only be true and correct in all material respects as of such date).

     (b) Buyer shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing.

     (c) Seller shall have received from Buyer a certificate executed by an officer of Buyer, dated the Closing Date, to the effect of (a) and (b) above (the "Buyer's Officer's Certificate"), the form of which is attached hereto as Exhibit E.

     (d) The parties shall have obtained all board approvals, and such other consents and approvals of Governmental Entities and other persons, as are necessary in connection with the consummation of the Acquisition, including, without limitation, the Sale Order.

     Section 6.4 Failure of Conditions. If any of the conditions to the Closing provided for in this Article 6 are not satisfied by the Closing Date (hereinafter defined), either party whose performance hereunder was subject to the satisfaction of such condition will have the right and option to terminate the Agreement by written notice to the other party if the failure of such condition was not within the control of the party seeking termination.


                                  ARTICLE 7
                          TERMINATION AND AMENDMENT

     Section 7.1 Termination. This Agreement may be terminated at any time prior to the Closing by:

     (a) Mutual consent of Seller and Buyer.

     (b) Either Seller or Buyer if the Closing shall not have occurred on or before August 13, 2001 (unless the failure to consummate the Closing by such date shall be due to the failure of the party seeking to terminate this Agreement to have fulfilled any of its obligations under this Agreement).

     (c) Either Seller or Buyer if any court of competent jurisdiction or other competent Governmental Entity shall have issued a statute, decree or injunction permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such statute, decree or injunction shall have become final and nonappealable.

     (d) By  Buyer  if  Seller  has   materially   breached   any  of  Seller's
representations, warranties, covenants or other terms of this Agreement.

     (e) By Buyer if any condition to the obligation of Buyer set forth in Sections 6.1 or 6.2 has not been satisfied on or before the date specified in such condition, or if no such date is specified, August 13, 2001, unless the failure of such condition to be satisfied is due to a breach by Buyer of its obligations hereunder.

     (f) By  Seller   if  Buyer  has   materially   breached   any  of   Buyer's
representations, warranties, covenants or other terms of this Agreement.

     (g) By Seller, if the Bankruptcy Court approves the sale by Seller of the Purchased Assets to one or more third parties pursuant to a better or higher offer or offers from such third party or parties to purchase all of the Purchased Assets in accordance with the terms of the Bidding Procedures, provided, however, any such termination is subject to payment of the Expense Reimbursement or the Break-Up Fee, if applicable, and Seller shall remain fully obligated for same.

     (h) By Seller if any condition to the obligation of Seller set forth in Sections 6.1 or 6.3 has not been satisfied on or before the date specified in such condition, or if no such date is specified, August 13, 2001, unless the failure of such condition to be satisfied is due to a breach by Seller of its obligations hereunder.

     Section 7.2 Effect of Termination. In the event of the termination and abandonment of this Agreement pursuant to Section 7.1, this Agreement shall terminate without any liability on the part of any party hereto or its Affiliates, or its or their respective directors, officers or stockholders, other than as provided by (i) the provisions of Section 2.5, (ii) the provisions of Section 5.3, and (iii) the provisions of Section 5.6 with respect to Seller's obligation to pay the Break-Up Fee or the Expense Reimbursement described and defined in the Procedures Order, as applicable.

     Section 7.3 Amendment. This Agreement may be amended at any time by Seller and Buyer but only by an instrument in writing signed on behalf of Seller and Buyer. Any amendment shall be subject to the approval of the Bankruptcy Court.

     Section 7.4 Extension; Waiver. At any time prior to the Closing, Seller, on the one hand, and Buyer, on the other hand, may (i) extend the time for the performance of any of the obligations or acts of the other; (ii) waive any inaccuracies in the representations and warranties of the other contained herein or in any document delivered pursuant hereto; (iii) waive compliance with any of the agreements of the other contained herein; or (iv) waive any condition to its obligations hereunder. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party.

                                  ARTICLE 8
                      ADDITIONAL POST-CLOSING COVENANTS

     Section 8.1 Further Assurances. From and after the Closing Date, from time to time, at Buyer's request and expense, Seller will execute and deliver such other instruments and take such other action as Buyer may reasonably request to more effectively put Buyer in possession and control of all or any part of the Purchased Assets and confirm its title thereto.

     Section 8.2 Benefits Under Unassignable Contracts and Permits. If a consent of a third party which is required in order to assign any Purchased Asset (or any claim, right or benefit arising thereunder or resulting therefrom) is not obtained prior to the Closing Date, or if an attempted assignment would be ineffective or would adversely affect the ability of Seller to convey its interest in question to Buyer, Seller will cooperate with Buyer and use reasonable efforts in any lawful arrangement to provide that Buyer shall receive Seller's interest in the benefits of such Purchased Asset. If any consent or waiver is not obtained before the Closing Date and the Closing is nevertheless consummated, Seller agrees to continue to use its reasonable efforts for a period of ninety (90) days after the Closing to obtain all such consents as have not been obtained prior to such date. Further, Seller agrees, to the extent that any Permits used by Seller in connection with the Business are not assignable, then Seller shall take such action as may be reasonably necessary to provide Buyer with the use, enjoyment and benefit of Seller's interest in such Permits for a period of one hundred twenty (120) days after the Closing Date; provided, that Buyer agrees to indemnify and hold harmless the Seller from any and all taxes and other liabilities arising out of Buyer's use or enjoyment of such Permits after the Closing.

     Section 8.3 Seller's Employees. Buyer may, but shall not be required to, offer employment to or employ any employees or officers of Seller as Buyer shall determine in its sole discretion on such terms and conditions as Buyer shall determine in its sole discretion. Seller agrees to use its reasonable efforts to cause its employees and officers who have received offers of employment from Buyer to accept such offers of employment. In the event that Buyer employs any officer or employee of Seller, Seller shall provide Buyer with such information in respect of such individuals as Buyer reasonably may request, including, without limitation, personnel files and other records. Buyer shall not have any liability in respect of any officers or employees of Seller, whether employed by Buyer or not, resulting from such officers' and employees' termination of employment with Seller, including, without limitation, any liability under the Worker Adjustment and Restraining Notification Act, on account of severance benefits, bonuses, vacation time or pay or incentive programs of any type, nor shall Buyer acquire any obligation under any contract, employee benefit plan or other agreement or arrangement of Seller with respect to any officer or employee or former officer or employee of Seller, except to the extent such liability is an Assumed Liability.

                                  ARTICLE 9
                                MISCELLANEOUS

     Section 9.1 Survival. All representations and warranties of the parties contained in this Agreement, including the Schedules hereto, or any certificate delivered in connection herewith shall not survive the Closing.

     Section 9.2 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given upon receipt if delivered personally, sent by registered or certified mail (return receipt requested) or transmitted by facsimile (with confirmation of transmittal) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

            (a)   if to Buyer, to:

            CCC GlobalCom Corporation
            1250 Woodbranch Park Drive
            Houston, Texas  77079
            Facsimile: (281) 529-4686
            Attention: Paul Licata

            with a copy to:

            Boyar & Miller
            4265 San Felipe, Suite 1200
            Houston, Texas 77027
            Facsimile:  (713) 552-1758
            Attention:  Trent L. Rosenthal
                       Tim Heinrich, Esq.

            (b) if to Seller, to:

            Omniplex Communications Group, LLC
            17 Research Park Drive
            St. Charles, Missouri 63304
            Facsimile: (636) 443-6793
            Attention:  Mike McKay

            with a copy to:

            Sandberg, Phoenix & von Gontard, P.C.
            One City Centre, 15th Floor
            St. Louis, Missouri 63101
            Facsimile: (314) 241-7604
            Attention:  Scott Greenberg

     Section 9.3 Descriptive Headings. The descriptive headings herein are inserted for convenience only and are not intended to be part of or to affect the meaning or interpretation of this Agreement. References in this Agreement to a designated "section" are references to a Section of this Agreement unless otherwise specifically indicated.

     Section 9.4 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement.

     Section 9.5 Entire Agreement, Draftsmen. This Agreement, the exhibits and schedules hereto and the other documents and instruments executed by either party pursuant hereto constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof (including the Letter Agreement, which is hereby terminated) except for any confidentiality agreements between the parties. The parties acknowledge and agree that each party has been represented by counsel in the preparation, execution and delivery of this Agreement, and this Agreement shall be construed without reference to whether our party or the other was the original draftsman of any particular provision of this Agreement. As a reference, in construction of this Agreement, no term or provision shall be "construed against" the draftsman of that term or provision.

     Section 9.6 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Missouri and applicable federal law, without regard to any applicable principles of conflicts of law.

     Section 9.7 Specific Performance. The parties hereto agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine, and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

     Section 9.8 Assignment. This Agreement may not be assigned by any party hereto without the written consent of the other parties; provided, however, that the Buyer may assign its rights hereunder to an affiliate.

     Section 9.9 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto their successors and permitted assigns, including, without limitation, any trustee, successor trustee or other responsible person appointed or elected with respect to any Bankruptcy Estate under any chapter of the Bankruptcy Code, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person or persons any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

     Section 9.10 Severability. This Agreement shall be deemed severable; the invalidity or unenforceability of any term or provision of this Agreement shall not affect the validity or enforceability of this Agreement or of any other term hereof, which shall remain in full force and effect.

     Section 9.11 Exclusive Jurisdiction. The parties hereby agree that, without limitation of any party's right to appeal any order of the Bankruptcy Court, (i) the Bankruptcy Court shall retain exclusive jurisdiction to enforce the terms of this Agreement and to decide any claims or disputes which may arise or result from, or be connected with this Agreement, any breach or default hereunder, or the transactions contemplated herein, and (ii) any and all claims, actions, causes of action, suits and proceedings relating to the foregoing shall be filed and maintained only in the Bankruptcy Court, and the parties hereby consent and submit to the jurisdiction of the Bankruptcy Court and shall receive notices at such locations as indicated in Section 9.2.

                  [REST OF PAGE IS INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                              OMNIPLEX COMMUNICATIONS GROUP, LLC,
                              a Texas limited liability company



                              By:_________________________________________
                              Name:_______________________________________
                              Title:______________________________________



                              CCC GLOBALCOM CORPORATION,
                              a Nevada corporation



                              By:_________________________________________
                              Name:_______________________________________
                              Title:______________________________________

                                  EXHIBIT A

                     ASSIGNMENT AND ASSUMPTION AGREEMENT


     This ASSIGNMENT AND ASSUMPTION AGREEMENT ("Agreement") is entered into this ___ day of ____________, 2001, between Omniplex Communications Group, LLC, a Texas limited liability company ("Assignor"), and CCC GlobalCom Corporation, a Nevada corporation ("Assignee").

                                   Recitals

     A) Assignor is debtor and debtor-in-possession pursuant to chapter 11 of title 11 of the United States Code, 11 U.S.C. ss. 101 et seq., as amended, whose bankruptcy case is currently pending and being administered under Case No. 01-42079-399 in the United States Bankruptcy Court for the Eastern District of Missouri, Eastern Division (the "Bankruptcy Court").

     B) Assignor and Assignee executed that certain Asset Purchase Agreement (the "Purchase Agreement"), dated ______________, 2001, wherein Assignor agreed to assign to Assignee, and Assignee agreed to accept an assignment of and assume, all of Assignor's right, title and interest in and to the contracts listed on Exhibit A hereto (the "Assumed Contracts").

     C) Pursuant to the Purchase Agreement, Assignee agreed to assume the Assumed Liabilities (as defined in the Purchase Agreement).

     D) Pursuant to Order dated ______________, 2001, the Bankruptcy Court has approved the Purchase Agreement and the assignment and assumption of the Assigned Contracts pursuant thereto.

     NOW, THEREFORE, pursuant to the terms of the Purchase Agreement and for good and valuable consideration, the parties hereto agree as follows:

     1) Capitalized Terms. Capitalized terms not otherwise defined herein shall have the meanings ascribed to those terms in the Purchase Agreement.

     2) Assignment. Assignor hereby grants, bargains, sells, transfers, sets over and delivers unto Assignee all of Assignor's right, title and interest in and to the Assumed Contracts, and Assignee hereby accepts and assumes all of Assignor's obligations under the Assumed Contracts.

     3)  Assumption.   Assignee  hereby  assumes  and  shall  subsequently  pay,
discharge, and perform when lawfully due all of the Assumed Liabilities.

     4) Third Parties. The assumption by Assignee of the Assumed Liabilities is not intended by the parties to expand the rights or remedies of any third party against Assignee as compared to the rights and remedies which such third party would have had against Assignors had Assignee not consummated the transactions contemplated by the Purchase Agreement. Nothing herein contained shall, or shall be construed to, prejudice the right of Assignee to contest any claim or demand with respect to any obligation or liability assumed hereunder, and Assignee shall have all rights which Assignor may have or have had to defend or contest any such claim or demand.

     5) Governing Laws. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Missouri and to applicable federal law.

     6) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon Assignor and Assignee and their respective successors and assigns.

     7) Amendment, Waiver, and Termination. This Agreement cannot be amended, waived, or terminated except by a writing signed by the parties hereto.

     8) Headings. The headings in this Agreement are for the purpose of reference only and shall not limit or otherwise affect the meaning thereof.

     9)   Counterparts.   This   Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be an original for all purposes but all of which taken together shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first above written.

                              ASSIGNOR:

                              OMNIPLEX COMMUNICATIONS GROUP, LLC,
                              a Texas limited liability company

                              By:
                                 ---------------------------------------
                              Name:
                                    ------------------------------------
                              Title:
                                    ------------------------------------


                              ASSIGNEE:

                              CCC GLOBALCOM CORPORATION,
                              a Nevada corporation

                              By:
                                 ---------------------------------------
                              Name:
                                    ------------------------------------
                              Title:
                                    ------------------------------------

                                  EXHIBIT B

                         ASSIGNMENT AND BILL OF SALE


     THIS ASSIGNMENT AND BILL OF SALE (this "Assignment") is made and entered into this ___ day of ____________, 2001, by and between Omniplex Communications Group, LLC, a Texas limited liability company ("Assignor"), and CCC GlobalCom Corporation, a Nevada corporation ("Assignee").

     WHEREAS, Assignor is debtor and debtor-in-possession pursuant to chapter 11 of title 11 of the United States Code, 11 U.S.C. ss. 101 et seq., as amended, whose bankruptcy case is currently pending and being administered under Case No. 01-42079-399 in the United States Bankruptcy Court for the Eastern District of Missouri, Eastern Division (the "Bankruptcy Court").

     WHEREAS, Assignor and Assignee executed that certain Asset Purchase Agreement (the "Agreement"), dated ______________, 2001, wherein Assignor agreed to sell and convey, and Assignee agreed to purchase and receive, the Purchased Assets (as defined in the Agreement).

     WHEREAS, pursuant to Order dated _____________, 2001, the Bankruptcy Court approved the Agreement and the sale of the Purchased Assets, free and clear of liens, claims, interests and encumbrances.

     WHEREAS, Assignor desires to sell and convey, and Assignee desires to purchase and receive, the Purchased Assets.

     NOW, THEREFORE, for $10.00 cash and other good and valuable consideration, in hand paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby SELLS, CONVEYS, TRANSFERS, ASSIGNS and DELIVERS to Assignee the Purchased Assets.

     TO HAVE AND TO HOLD the Purchased Assets, together with all and singular the rights and appurtenances in any way appertaining or belonging thereto, unto Assignee, its successors and assigns, forever.

     The Purchased Assets are hereby assigned, transferred and delivered "AS IS, WHERE IS," and "WITH ALL FAULTS" and, except as explicitly set forth in the Agreement, Assignor MAKES NO, AND DISCLAIMS ANY KIND OF, REPRESENTATION OR WARRANTY, WHETHER EXPLICIT OR IMPLIED, AND WHETHER BY COMMON LAW, STATUTE OR OTHERWISE, AS TO (i) MERCHANTABILITY, (ii) FITNESS FOR ANY PARTICULAR PURPOSE,
(iii) CONFORMITY TO MODELS OR SAMPLES OF MATERIALS AND (iv) CONDITION. Assignor and Assignee agree that the preceding disclaimers of warranty are "CONSPICUOUS" disclaimers for purposes of any applicable law, rule or order.

     This Assignment shall be binding upon and inure to the benefit of Assignor, Assignee and their respective successors and assigns. This Assignment shall be governed by, construed and enforced in accordance with the laws of the State of Missouri and applicable federal law. This Assignment may be executed in two or more counterparts, each of which shall be an original for all purposes but all of which taken together shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the date first appearing hereinabove.

                              ASSIGNOR:

                              OMNIPLEX COMMUNICATIONS GROUP, LLC,
                              a Texas limited liability company

                              By:
                                 ---------------------------------------
                              Name:
                                   -------------------------------------
                              Title:
                                    ------------------------------------


                              ASSIGNEE:

                              CCC GLOBALCOM CORPORATION,
                              a Nevada corporation

                              By:
                                 ---------------------------------------
                              Name:
                                    ------------------------------------
                              Title:
                                    ------------------------------------

                                  EXHIBIT C

                      LEGAL OPINION OF SELLER'S COUNSEL


                               [TO BE ATTACHED]

                                  EXHIBIT D

                             SELLER'S CERTIFICATE


     This Seller's Certificate is being delivered pursuant to that certain Asset Purchase Agreement (the "Purchase Agreement"), dated ___________, 2001, between Omniplex Communications Group, LLC, a Texas limited liability company ("Seller"), and CCC GlobalCom Corporation, a Nevada corporation. The undersigned hereby certifies as follows:

     The representations and warranties of Seller contained in the Purchase Agreement are, in all material respects, true as of and at the date hereof with the same force and effect as though made at such date, except as affected by transactions permitted or contemplated by the Purchase Agreement, and Seller has performed and complied with, in all material respects, all covenants required by the Purchase Agreement to be performed or complied with by Seller before the date hereof.

      EXECUTED this ___ day of __________, 2001.


                                 OMNIPLEX COMMUNICATIONS GROUP, LLC,
                                 a Texas limited liability company


                                 By:
                                          ------------------------------------

                                  EXHIBIT E

                        BUYER'S OFFICER'S CERTIFICATE


     This Buyer's Officer's Certificate is being delivered pursuant to that certain Asset Purchase Agreement (the "Purchase Agreement"), dated ___________, 2001, between Omniplex Communications Group, LLC, a Texas limited liability company, and CCC GlobalCom Corporation, a Nevada corporation ("GlobalCom"). The undersigned hereby certifies as follows:

     The representations and warranties of GlobalCom contained in the Purchase Agreement are, in all material respects, true as of and at the date hereof with the same force and effect as though made at such date, except as affected by transactions permitted or contemplated by the Purchase Agreement, and GlobalCom has performed and complied with, in all material respects, all covenants required by the Purchase Agreement to be performed or complied with by GlobalCom before the date hereof.

      EXECUTED this ___ day of __________, 2001.

                            CCC GLOBALCOM CORPORATION


                                    By:
                                       ---------------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                          ------------------------------

                               EXHIBIT F

                           (Procedures Order)

                               SCHEDULE 1

                       List of Assumed Contracts


Contract                            Cure Amount

Great American Leasing Corp.
      Lease # 7912                  $   285.00

Newcourt Leasing Corp.
      # 3889798                          -0-
      # 3898658                          -0-

De Lage Landen Financial Service
      (Tokai Financial Service)
      # 24284329                    $21,114.57

Hewlett Packard
      Lease # K 61282               $   790.60

Dell Financial Services
      Lease 009640013-001           $ 1,202.94
            009640013-002
            009640013-003

                               SCHEDULE 2

                         (Certain Fixed Assets)







                                   2